EXHIBIT 10.8


THIS WARRANT IS NON-TRANSFERABLE. THIS WARRANT AND THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THE SECURITIES ACQUIRABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (I) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO NS8 CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (II) SUCH REGISTRATION.

                                [GRAPHIC OMITTED]

                            NON-TRANSFERABLE WARRANT
                                   TO PURCHASE
                             SHARES OF COMMON STOCK


For value received, TIM CLEMENSEN ("CLEMENSEN") of 1345 Avenue of the Americas, New York, NY, 10105, his successors or assigns ("Holder"), is entitled to purchase from NS8 CORPORATION, a Delaware corporation, at 1420 Fifth Avenue, 22nd Floor, Seattle, WA 98101 (the "Company"), up to FIFTY THOUSAND (50,000) fully paid and non-assessable shares of the Company's Common Stock or such greater or lesser number of such shares as may be determined by application of the adjustment provisions of Section 3 of this warrant, for a period of five (5) years from the date of this Warrant Certificate, at the price of US$0.16 per share (the "warrant exercise price"), expiring at 5:00 p.m. Seattle, Washington time on MARCH 7, 2011.

         This warrant is subject to the following terms and conditions:

         1. EXERCISE. The rights represented by this warrant may be exercised by the Holder, in whole or in part, by written election, in the form set forth below, by (i) the surrender of this warrant (properly endorsed if required) at the principal office of the Company, (ii) payment to it by cash, certified check or bank draft of the warrant exercise price for the shares to be purchased and
(iii) delivery of (A) a written opinion of counsel or other evidence satisfactory to the Company to the effect that the warrants and the shares issuable upon exercise of this warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws or are exempt from registration thereunder or (B) the representation that at the time this warrant is exercised by the original purchaser of this warrant from the Company such Holder's representations and warranties made to the Company in the Subscription Agreement remain true, accurate and correct as of the date of exercise. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the warrant exercise price. Certificates for the shares of stock so purchased, bearing an appropriate restrictive legend, shall be delivered to Holder within 15 days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to Holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

         2. CASHLESS EXERCISE. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the Holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, and if the Exercise Price is less than the then current Market Price per share of the Common Stock, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of common stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise by entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

         3. SHARES. All shares of Common Stock (the "Shares") that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and non-assessable shares. During the period within which the rights represented by this warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

         The Shares to be issued to the Holder upon exercise of the rights represented by this warrant shall be issued pursuant to an exemption from registration under the Securities Act and applicable securities law. As such, the Shares are "restricted securities" within the meaning of Rule 144 of the Securities Act, and the share certificates representing the Shares are to be legended as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE
     TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

         4.  ADJUSTMENT.   The  warrant  exercise  price  shall  be  subject  to
         adjustment from time to time as hereinafter provided in this Section 3:

         (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the warrant exercise price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share of Common Stock.

         (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such common stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, the Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the common stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to Holder if Holder had exercised this warrant and had received such shares of common stock immediately prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to Holder at the last address of Holder appearing on the books of the Company the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, Holder may be entitled to purchase.

         (c) Upon each adjustment of the warrant exercise price, Holder shall thereafter be entitled to purchase, at the warrant exercise price resulting from such adjustment, the number of shares obtained by multiplying the warrant exercise price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the warrant exercise price resulting from such adjustment.

         (d) Upon any adjustment of the warrant exercise price, the Company shall give written notice thereof to Holder stating the warrant exercise price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. NO RIGHTS AS SHAREHOLDER. This warrant shall not entitle Holder to any rights as a shareholder of the Company.

         6. TRANSFER. This Warrant may not be transferred or assigned in whole or in part.

         7. NOTICES. All demands and notices to be given hereunder shall be delivered or sent by first class mail, postage prepaid; in the case of the Company, addressed to its corporate headquarters, 1420 Fifth Avenue, 22nd Floor, Seattle, WA 98101, until a new address shall have been substituted by like notice; and in the case of Holder, addressed to Holder at the address written below, until a new address shall have been substituted by like notice.

         8. GOVERNING LAW. This Warrant shall be interpreted and construed in accordance with and pursuant to the laws of the State of Delaware without giving effect to principles of conflicts of laws. The parties hereto submit to the exclusive jurisdiction of the state and federal courts situated in King County in the state of Washington for all disputes arising with respect to this Warrant.

         IN WITNESS WHEREOF, the Company has caused this warrant to be executed and delivered by a duly authorized officer.

Dated:  March 7, 2006
                                      NS8 CORPORATION


                                      By:
                                         ---------------------------------------
                                           Signature
                                      Name:  Anthony J. Alda, President and CEO


TIM CLEMENSEN
------------------------
(Name of Warrant Holder)

1345 AVENUE OF THE AMERICAS, NYC, NY 10105
------------------------------------------
Print Address

tclemensen@rubensteinir.com
---------------------------
Email of contact

                              WARRANT EXERCISE FORM

                (TO BE SIGNED ONLY UPON EXERCISE OF THIS WARRANT)

The undersigned, the Holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, __________ shares of Common Stock of NS8 CORPORATION at the price of US$0.16 per share, to which such warrant relates and herewith makes payment of $__________ therefor in cash, certified check or bank draft and requests that the certificates for such shares be issued in the name of, and be delivered to TIM CLEMENSEN, whose address is set forth below the signature of the undersigned. This Warrant Exercise Form may be presented to NS8 CORPORATION no later than 5:00 p.m. on March 7, 2011.

The undersigned represents that he acquired the warrant pursuant to an Investor Relations Agreement made between NS8 CORPORATION and RUBENSTEIN INVESTOR RELATIONS, INC. and dated MARCH 7, 2006.

Dated:
        -------------------------------------



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Signature



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